Property, plant and equipment, net	12 Months Ended
Dec. 31, 2025
Property, plant and equipment, net.
Property, plant and equipment, net

Note 7 - Property, plant and equipment, net

Property, plant and equipment, net consisted of the following as of December 31, 2025 and 2024:

	December 31,
	2025	2024

Leasehold land and buildings	$59,307	$59,242
Leasehold improvements	69	18
Machinery and equipment	28	27
Vehicles and office equipment	432	656
Total	59,836	59,943
Impairment	(14,998)	(1,554)
Less: accumulated depreciation	(15,429)	(13,476)
Plant and equipment, net	$29,409	$44,913

Depreciation expense was $2,133, $2,108 and $2,103 for the years ended December 31, 2025, 2024 and 2023, respectively.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2025, 2024 and 2023, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses of approximately $13,444, nil and nil, respectively.